UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2024

BULLFROG AI HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41600	84-4786155
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

325 Ellington Blvd, Unit 317 Gaithersburg, MD 20878
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (240) 658-6710

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	BFRG	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Tradeable Warrants	BFRGW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 18, 2024, Bullfrog AI Holdings, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional investors (the “Purchasers”), pursuant to which the Company agreed to issue to the Purchasers, (i) in a registered direct offering, 862,602 shares of the Company’s common stock (the “Shares”), par value $0.00001 per share (“Common Stock”), pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 702,398 shares of Common Stock (the “Pre-funded Warrants Shares”) with an exercise price of $0.0001 per share, at a purchase price of $2.00 per share of Common Stock and a purchase price of $1.9999 per Pre-Funded Warrant, and (ii) in a concurrent private placement, warrants (the “Common Warrants”) to purchase an aggregate of 1,565,000 shares of Common Stock (the “Common Warrant Shares”) with an exercise price of $2.00 per share, which are exercisable after six (6) months from the date of issuance for a five-year period from the Initial Exercise Date (as defined in the Purchase Agreement). Such registered direct offering and concurrent private placement are referred to herein as the “Transactions.”

The closing of the Transactions took place on October 21, 2024. The gross proceeds from the Transactions were approximately $3.13 million, before deducting placement agent fees and other offering expenses payable by the Company.

The Shares, Pre-Funded Warrants and Pre-Funded Warrant Shares were offered by the Company pursuant to a shelf registration statement on Form S-3 (File No. 333-281341), which was declared effective by the Securities Exchange Commission on August 21, 2024. The Common Warrants and the Common Warrant Shares were issued in a concurrent private placement and without registration under the Securities Act of 1933, as amended (the “Securities Act”), and in reliance on the exemption provided in Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder.

Pursuant to the terms of the Purchase Agreement, and subject to certain exceptions as set forth therein, until 90 days following the closing of the Transactions, the Company has agreed not to issue (or enter into any agreement to issue) any shares of Common Stock or Common Stock equivalents. The Company has further agreed not to enter into an agreement involving a variable rate transaction until six (6) months following the closing of the Transactions, provided however that the prohibition on “at-the-market offerings” and the issuance of common stock pursuant to an equity line of credit shall expire on the six-month anniversary of the closing date of this offering. In addition, each of the Company’s directors and executive officers have entered into lock-up agreements pursuant to which each of them has agreed not to, for a period of 60 days from the closing of the Transactions, offer, sell, transfer or otherwise dispose of the Company’s securities, subject to certain exceptions.

On October 18, 2024, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with Wallachbeth Capital, LLC, as the placement agent (the “Placement Agent”), pursuant to which the Placement Agent agreed to act on a reasonable “best efforts” basis, in connection with the Transactions. The Company agreed to pay the Placement Agent an aggregate cash fee of 8.0% of the gross proceeds from the sale of securities in the Transactions and reimburse certain out-of-pocket expenses. As additional compensation to the Placement Agent, in connection with the Transactions, the Company issued to the Placement Agent (or its designees) a warrant (the “Placement Agent Warrant”) to purchase an aggregate of 62,600 shares of Common Stock (the “Placement Agent Warrant Shares”), equal to 4% of the aggregate number of shares of Common Stock and/or Pre-Funded Warrants sold in the registered direct offering, at an exercise price per share equal to $2.00, which is equal to the exercise price of the Common Warrants. The Placement Agent Warrants are exercisable six (6) months from the date of issuance and expire on the five-year anniversary of Initial Exercise Date (as defined in the Placement Agent Warrant). The Placement Agent Warrant will be exercisable via “cashless exercise” in certain circumstances.

The Company has agreed to file a registration statement on Form S-3 (or other appropriate form if the Company is not then S-3 eligible) providing for the resale of the Common Warrant Shares and the Placement Agent Warrant Shares within 30 days of the date of the Purchase Agreement and to use commercially reasonable efforts to keep such registration statement effective at all times until no Purchaser owns any Common Warrants or Common Warrant Shares and until the Placement Agent does not own the Placement Agent Warrant or any Placement Agent Warrant Shares. The Purchaser has agreed not to resell or distribute the Common Warrants or the Common Warrant Shares to the public except pursuant to an effective registration statement under the Securities Act or an exemption therefrom. The Placement Agent has agreed not to resell or distribute the Placement Agent Warrants or the Placement Agent Warrant Shares to the public except pursuant to an effective registration statement under the Securities Act or an exemption therefrom.

The foregoing descriptions of the Pre-Funded Warrant, Common Warrant, Placement Agent Warrant, the Purchase Agreement and the Placement Agency Agreement, are not complete and are qualified in their entirety by reference to the full text of the form of Pre-Funded Warrant, form of Common Warrant, form of Placement Agent Warrant, form of Purchase Agreement and form of Placement Agency Agreement, copies of which are filed as Exhibits 4.1, 4.2, 4.3, 10.1, and 10.2 respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

The legal opinion of Sichenzia Ross Ference Carmel LLP relating to the validity of the securities issued in the Transactions is filed herewith as Exhibit 5.1.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure under Item 1.01 above which is hereby incorporated in this Item 3.02 by reference.

The Common Warrants and the Placement Agent Warrants and the shares issuable upon exercise of the Common Warrants and Placement Agent Warrants have not been registered under the Securities Act, or the securities laws of any state, and are being offered and sold in reliance on the exemption from registration under the Securities Act, afforded by Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder.

Item 8.01 Other Events.

On October 18, 2024, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

On October 21, 2024, the Company issued a press release announcing the closing of the Offering. A copy of the press release is furnished as Exhibit 99.2 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Pre-Funded Warrant.
4.2	Form of Common Warrant.
4.3	Form of Placement Agent Warrant.
10.1	Form of the Securities Purchase Agreement.
10.2	Form of Placement Agency Agreement.
5.1	Opinion of Sichenzia Ross Ference Carmel LLP.
99.1	Pricing Press Release dated October 18, 2024.
99.2	Closing Press Release dated October 21, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bullfrog AI Holdings, Inc.
Dated: October 21, 2024
	By:	/s/ Vininder Singh
	Name:	Vininder Singh
	Title:	Chief Executive Officer